UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 6, 2008

BRONCO DRILLING COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-51471 (Commission File Number)	20-2902156 (I.R.S. Employer Identification Number)

16217 North May Avenue Edmond, OK (Address of principal executive offices)	73013 (Zip code)
(Registrant’s telephone number, including area code): (405) 242-4444
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 5, 2008, Mike Liddell resigned from the board of directors of Bronco Drilling Company, Inc. (“Bronco”), effective immediately. Bronco first received notice of Mr. Liddell’s resignation via e-mail on August 6, 2008. A copy of Mr. Liddell’s letter of resignation is attached hereto as Exhibit 99.1. Mr. Liddell had no disagreements with Bronco relating to its operations, policies or practices.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Letter of Resignation of Mike Liddell, dated August 5, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.
Date: August 6, 2008	By:	/s/ ZACHARY M. GRAVES
Zachary M. Graves
Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Letter of Resignation of Mike Liddell, dated August 5, 2008